WEIL:\98834688\2\11008.0003 THIRD AMENDMENT TO SERIES B WARRANT TO PURCHASE COMMON STOCK This THIRD AMENDMENT TO SERIES B WARRANT TO PURCHASE COMMON STOCK, dated as of September 30, 2022 (this “Amendment”), is made by and between Acacia Research Corporation, a Delaware corporation (the “Company”) and Starboard Value LP (the “Designee”) on behalf of itself and on behalf of the funds and accounts under its management that as of the date hereof hold (each, a “Warrantholder” and collectively, the “Warrantholders”) the Series B Warrants to purchase common stock issued by the Company listed on Exhibit A (each, a “Series B Warrant” and collectively, the “Series B Warrants”). Capitalized terms used but not specifically defined herein shall have the meanings ascribed to such terms in the Series B Warrants. WHEREAS, the Company and the Warrantholders are parties to the Series B Warrants; WHEREAS, the Company, the Designee and certain Starboard Funds have entered into, among others, that certain Securities Purchase Agreement, dated as of November 18, 2019 (the “Securities Purchase Agreement”); WHEREAS, pursuant to Section 9 of the Series B Warrants, the Series B Warrants may be amended if the Company has obtained the written consent of the Required Holders and any amendment by the Company and the Required Holders shall be binding on the holder of such Series B Warrant and all holders of the other SPA Warrants; WHEREAS, the Company and the Designee are negotiating a potential exchange of warrants and other securities held by funds and accounts under the Designee’s management and previously amended the Cash Exercise Expiration Date (as defined in each Series B Warrant) pursuant to the Amendment to Series B Warrant to Purchase Common Stock, dated August 24, 2022, and the Second Amendment to Series B Warrant to Purchase Common Stock, dated September 15, 2022, and wish to further amend the Cash Exercise Expiration Date (as defined in each Series B Warrant) as described below until such negotiations have concluded; WHEREAS, each of the Company and the Designee hereby agree to amend the Series B Warrants as described below; and NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. The Designee hereby represents and warrants to the Company that it satisfies the definition of “Required Holder” for all purposes under the Series B Warrants.

WEIL:\98834688\2\11008.0003 2. Effective as of the date hereof, the definition of Cash Exercise Expiration Date set forth in Section 1(b) of each Series B Warrant is hereby amended as follows: “Cash Exercise Expiration Date" means (i) as to a Limited Cash Exercise, the Expiration Date (i.e., November 15, 2027), and (ii) otherwise, October 28, 2022.” 3. Except as expressly modified hereby, all terms, conditions and provisions of the Series B Warrants will continue in full force and effect. Each reference in the Series B Warrants to “this Warrant,” “hereunder,” “hereof,” “herein” or words of similar import referring to the Series B Warrants shall mean and be a reference to the Series B Warrants as amended by this Amendment. All references in the Series B Warrants to “the date hereof”, “the date of this Warrant” or similar references shall refer to February 25, 2020. 4. Each Series B Warrant, as modified by this Amendment, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, that may have been made or entered into by or among any of the parties hereto or any of their respective affiliates relating to the Series B Warrant. 5. Sections 8 (Notices), 9 (Amendment and Waiver), 10 (Governing Law; Jurisdiction; Jury Trial), 11 (Construction; Headings), 12 (Dispute Resolution), 13 (Remedies, Other Obligations, Breaches and Injunctive Relief), 14 (Transfer), 15 (Severability), 16 (Disclosure) and 17 (Payment of Collection, Enforcement and Other Costs) of each Series B Warrant are incorporated by reference herein, mutatis mutandis. [The remainder of this page is intentionally left blank.]

WEIL:\98834688\2\11008.0003 IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above written. ACACIA RESEARCH CORPORATION By Name: Clifford Press Title: Chief Executive Officer STARBOARD VALUE LP By Name: Jeffrey Smith Title: Chief Executive Officer & Chief Investment Officer [Signature Page to Third Amendment to Series B Warrant to Purchase Common Stock]

WEIL:\98834688\2\11008.0003 Exhibit A 1. Series B Warrant to Purchase Common Stock issued to Starboard Value and Opportunity Master Fund Ltd, dated of issuance February 25, 2020, for 54,068,052 shares of common stock (Warrant No. B-10). 2. Series B Warrant to Purchase Common Stock issued to Starboard X Master Fund Ltd., dated of issuance February 25, 2020, for 7,631,948 shares of common stock (Warrant No. B-11). 3. Series B Warrant to Purchase Common Stock issued to Starboard Value and Opportunity S LLC, dated of issuance February 25, 2020, for 10,000,000 shares of common stock (Warrant No. B-12). 4. Series B Warrant to Purchase Common Stock issued to Starboard Value and Opportunity C LP, dated of issuance February 25, 2020, for 5,800,000 shares of common stock (Warrant No. B-13). 5. Series B Warrant to Purchase Common Stock issued to Starboard Value and Opportunity Master Fund L LP, dated of issuance February 25, 2020, for 5,500,000 shares of common stock (Warrant No. B-14). 6. Series B Warrant to Purchase Common Stock issued to an account managed by Starboard Value LP, dated of issuance February 25, 2020, for 17,000,000 shares of common stock (Warrant No. B-15).